NEWS RELEASE
TO BUSINESS EDITOR:


               COMM BANCORP, INC. REPORTS SECOND QUARTER EARNINGS

            Clarks Summit, PA, July 22/PR Newswire/-Comm Bancorp, Inc. (Nasdaq:
CCBP) today reported second quarter 2005 earnings of $1,220 thousand or $0.65 per share, year-to-date earnings totaled $2,500 thousand or $1.34 per share. Comparable earnings for 2004 were $1,255 thousand or 0.66 per share for the second quarter and $2,435 thousand or $1.28 per share year-to-date.

            Return on average assets was 0.93% for the second quarter and 0.95% for the first half of 2005, compared to 0.99% and 0.97% for the respective 2004 periods. Return on average stockholders' equity was 10.12% and 10.47%, respectively, for the second quarter and year-to-date 2005, compared to 10.61% and 10.32% for the same periods of 2004.

            "Increased net interest income and noninterest revenue were the leading factors contributing to the improvement in year-to-date earnings," stated William F. Farber, Sr., President and Chief Executive Officer. "Solid growth in our loan portfolio favorably impacted net interest income, while new product offerings and the sale of our merchant portfolio in an asset purchase and revenue sharing agreement strengthened noninterest revenue," continued Farber. "We look forward to a strong second half of the year, as the turnaround in the net interest margin should prove beneficial to the overall profitability of the Company," concluded Farber.

HIGHLIGHTS

      -     Year-to-date earnings per share increased $0.06.

      -     Net interest margin improved 13 basis points over prior quarter.

      -     Year-to-date noninterest revenue rose 20.9% compared to 2004.

      -     Increase in year-to-date dividends declared of 4.5%.

      - Average loan growth of 7.3% comparing the first six months of 2005 and 2004.

INCOME STATEMENT REVIEW

            Tax-equivalent net interest income for the six months ended June 30, improved $313 thousand or 3.4% to $9,468 thousand in 2005 from $9,155 thousand in 2004. A $684 thousand increase in tax-equivalent interest income was partially offset by a $371 thousand rise in interest expense. Growth of $28.1 million or 5.9% in average earning assets was the primary factor contributing to the increase in interest revenue. Loans, net of unearned income, averaged $27.1 million higher in 2005, while average investments and federal funds sold increased $1.0 million. Partially mitigating the positive impact from earning asset growth, was a 3 basis point reduction in the tax-equivalent yield on earning assets from 5.74% in 2004 to 5.71% in 2005. The 8.3% increase in interest expense resulted from a 9 basis point increase in the cost of funds coupled with a $17.4 million increase in average interest-bearing liabilities. The cost of funds was 2.37% for the first half of 2005 compared to 2.28% for the same period of 2004. The increase in the cost of funds primarily resulted from increases in the average rate paid on interest-bearing transaction accounts, which include money market, NOW and savings accounts. With regard to average interest-bearing liabilities, average interest-bearing deposits grew $9.6 million, while short-term borrowings rose $7.8 million. The decline in earning asset yields and the increase in the cost of funds led to a 12 basis point reduction in the net interest spread and an 8 basis point reduction in the net interest margin. Despite these reductions from the first half of 2004, the net interest spread and net interest margin improved in comparison to the first quarter of 2005. The tax-equivalent net interest margin improved 13 basis points to 3.84% in the second quarter of 2005 from 3.71% in the first quarter.

            The provision for loan losses was $458 thousand for the six months ended June 30, 2005, compared to $300 thousand for the same period of 2004. As a percentage of loans, net of unearned income, the allowance for loan losses improved to 1.04% compared to 0.99% at June 30, 2005 and 2004, respectively.

            Noninterest revenue totaled $2,178 thousand for the six months ended June 30, 2005, an increase of $376 thousand or 20.9% from $1,802 thousand for the same six months of last year. Included in noninterest revenue was a $235 thousand net gain on the sale of the merchant services portfolio in an asset purchase and revenue sharing agreement with a third party. Service charges, fees and commissions increased $187 thousand or 12.7%, while net gains on the sale of residential mortgages declined $46 thousand or 14.2%. For the second quarter, noninterest revenue increased $180 thousand to $1,060 thousand in 2005, compared to $880 thousand in 2004.

            Noninterest expense for the six months ended June 30, 2005, amounted to $7,420 thousand, an increase of $198 thousand or 2.7% from $7,222 thousand for the same six months of 2004. Increases of $158 thousand or 4.5% in salaries and employee benefits expense and $81 thousand or 3.3% in other expenses, were partially offset by a decrease in net occupancy and equipment expense of $41 thousand or 3.2%. For the quarter ended June 30, 2005, noninterest expense rose $205 thousand or 5.7% in comparison to the same period last year.

BALANCE SHEET REVIEW

            For the first six months of 2005, total assets averaged $531.7 million, an increase of $26.0 million or 5.1% from $505.7 million for the same period of 2004. Average earning assets grew $28.2 million or 5.9%. Loan growth was the primary factor contributing to the rise in earning assets. Loans, net of unearned income, averaged $398.5 million for the first half of 2005, compared to $371.3 million for the same period of one year earlier. The $27.2 million or 7.3% growth in loans, net of unearned income, was primarily funded by deposit growth of $18.5 million and average short-term borrowings of $7.8 million. With regard to deposit growth, average interest-bearing deposits rose $9.5 million, while average noninterest-bearing deposits grew $9.0 million.

            Stockholders' equity totaled $48.9 million at June 30, 2005, compared to $47.7 million at March 31, 2005 and $47.3 million at December 31, 2004. On a per share basis, stockholders' equity equaled $26.27, $25.56 and $25.38 for these respective periods. Net income was the primary factor contributing to the improved equity. During the first half of 2005, 5,644 shares of common stock were repurchased at an aggregate cost of $232 thousand. Dividends declared for the six months ended June 30, totaled $0.46 in 2005, an increase of 4.5% compared to $0.44 per share in 2004.

            Nonperforming assets, as a percentage of loans, net of unearned income, rose to 0.93% at June 30, 2005, compared to 0.76% at the end of the previous quarter and 0.86% at year-end 2004. Nonaccrual loans increased $780 thousand from the previous quarter-end, while accruing loans past due ninety days or more decreased $129 thousand.

            The allowance for loan losses equaled $4.0 million and 1.04% of loans, net of unearned income, at June 30, 2005, compared to $3.7 million and 0.99% at June 30, 2004. The allowance covered 111.8% of nonperforming assets at the end of the first half of 2005, compared to 178.2% one year ago. Net charge-offs were $280 thousand or 0.14% of average loans outstanding for the six months ended June 30, 2005, compared to $141 thousand or 0.08% of average loans outstanding for the same period of 2004.

            Comm Bancorp, Inc. serves five Pennsylvania counties through Community Bank and Trust Company's 16 community banking offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. In addition, customers can take advantage of Klick(SM) Banking, on-line banking services, by accessing the Company's website at http://www.combk.com. The Company's business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently-applied credit policies.

                           [TABULAR MATERIAL FOLLOWS]

                                  SUMMARY DATA
                               COMM BANCORP, INC.
                               FIVE QUARTER TREND
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                              June 30,        March 31,        Dec. 31,       Sept. 30,       June 30,
                                                2005            2005            2004            2004            2004
Key performance data:

Per share data:
Net income                                  $        0.65   $        0.69   $        0.66   $        0.56   $        0.66
Cash dividends declared                     $        0.23   $        0.23   $        0.22   $        0.22   $        0.22
Book value                                  $       26.27   $       25.56   $       25.38   $       25.27   $       24.60
Tangible book value                         $       26.01   $       25.27   $       25.05   $       24.91   $       24.20
Market value:
  High                                      $       42.72   $       43.00   $       41.78   $       41.00   $       41.45
  Low                                       $       39.76   $       40.50   $       39.20   $       39.20   $       38.78
  Closing                                   $       40.00   $       41.25   $       41.78   $       41.00   $       41.45
Market capitalization                       $      74,469   $      76,966   $      77,894   $      76,957   $      78,264
Common shares outstanding                       1,861,719       1,865,848       1,864,391       1,877,000       1,888,151

Selected ratios:

Return on average stockholders' equity              10.12%          10.82%          10.25%           9.00%          10.61%

Return on average assets                             0.93%           0.96%           0.91%           0.82%           0.99%

Leverage ratio                                       8.80%           8.57%           8.75%           8.78%           8.80%

Efficiency ratio                                    69.51%          66.64%          70.30%          73.82%          69.05%

Nonperforming assets to loans, net                   0.93%           0.76%           0.86%           0.78%           0.56%

Net charge-offs to average loans, net                0.14%           0.14%           0.10%           0.09%           0.06%

Allowance for loan losses to loans, net              1.04%           1.03%           1.01%           1.02%           0.99%

Earning assets yield (FTE)                           5.75%           5.66%           5.58%           5.55%           5.75%

Cost of funds                                        2.37%           2.38%           2.34%           2.29%           2.27%

Net interest spread (FTE)                            3.38%           3.28%           3.24%           3.26%           3.48%

Net interest margin (FTE)                            3.84%           3.71%           3.66%           3.67%           3.88%

                               COMM BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

Six months ended                                                               June 30,        June 30,
                                                                                 2005            2004
Interest income:
Interest and fees on loans:
  Taxable                                                                     $   11,055     $    10,720
  Tax-exempt                                                                         677             413
Interest and dividends on investment securities available-for-sale:
  Taxable                                                                          1,030           1,034
  Tax-exempt                                                                         772             788
  Dividends                                                                           22              21
Interest on federal funds sold                                                        14              38
    Total interest income                                                         13,570          13,014

Interest expense:
Interest on deposits                                                               4,743           4,478
Interest on borrowed funds                                                           106
    Total interest expense                                                         4,849           4,478
    Net interest income                                                            8,721           8,536
Provision for loan losses                                                            458             300
    Net interest income after provision for loan losses                            8,263           8,236

Noninterest income:
Service charges, fees and commissions                                              1,665           1,478
Net gains on sale of loans                                                           278             324
Net gains on sale of merchant services                                               235
Net gains on sale of investment securities
    Total noninterest income                                                       2,178           1,802

Noninterest expense:
Salaries and employee benefits expense                                             3,638           3,480
Net occupancy and equipment expense                                                1,222           1,263
Other expenses                                                                     2,560           2,479
    Total noninterest expense                                                      7,420           7,222
Income before income taxes                                                         3,021           2,816
Provision for income tax expense                                                     521             381
    Net income                                                                $    2,500     $     2,435

Other comprehensive income (loss):
Unrealized gains (losses) on investment securities available-for-sale         $       76     $    (1,441)
Reclassification adjustment for gains included in net income
Income tax expense (benefit) related to other comprehensive income (loss)             26            (490)
    Other comprehensive income (loss), net of income taxes                            50            (951)
    Comprehensive income                                                      $    2,550     $     1,484

Per share data:
Net income                                                                    $     1.34     $      1.28
Cash dividends declared                                                       $     0.46     $      0.44
Average common shares outstanding                                              1,864,656       1,903,947

                               COMM BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

Three months ended                                          June 30,       March 31,       Dec. 31,       Sept. 30,      June 30,
                                                              2005           2005            2004           2004           2004
Interest income:
Interest and fees on loans:
  Taxable                                                  $    5,566    $     5,489     $     5,472     $    5,405    $     5,431
  Tax-exempt                                                      347            330             244            191            208
Interest and dividends on investment securities
  available-for-sale:
  Taxable                                                         475            555             610            495            499
  Tax-exempt                                                      381            391             392            392            395
  Dividends                                                        14              8               1              7             11
Interest on federal funds sold                                     14                             42             68             22
    Total interest income                                       6,797          6,773           6,761          6,558          6,566

Interest expense:
Interest on deposits                                            2,363          2,380           2,431          2,323          2,240
Interest on borrowed funds                                         27             79               1
    Total interest expense                                      2,390          2,459           2,432          2,323          2,240
    Net interest income                                         4,407          4,314           4,329          4,235          4,326
Provision for loan losses                                         158            300             150            150            150
    Net interest income after provision for loan losses         4,249          4,014           4,179          4,085          4,176

Noninterest income:
Service charges, fees and commissions                             828            837             731            780            752
Net gains on sale of loans                                        122            156             169             84            128
Net gains on sale of merchant services                            110            125
Net gains on sale of investment securities
    Total noninterest income                                    1,060          1,118             900            864            880

Noninterest expense:
Salaries and employee benefits expense                          1,843          1,795           1,716          1,772          1,754
Net occupancy and equipment expense                               584            638             635            566            599
Other expenses                                                  1,373          1,187           1,325          1,426          1,242
    Total noninterest expense                                   3,800          3,620           3,676          3,764          3,595
Income before income taxes                                      1,509          1,512           1,403          1,185          1,461
Provision for income tax expense                                  289            232             178            120            206
    Net income                                             $    1,220    $     1,280     $     1,225     $    1,065    $     1,255

Other comprehensive income (loss):
Unrealized gains (losses) on investment securities
  available-for-sale                                       $      889    $      (813)    $      (640)    $    1,203    $    (1,991)
Reclassification adjustment for gains included in
  net income
Income tax expense (benefit) related to other
  comprehensive income (loss)                                     302           (276)           (218)           409           (677)
    Other comprehensive income (loss), net of
      income taxes                                                587           (537)           (422)           794         (1,314)
    Comprehensive income (loss)                            $    1,807    $       743     $       803     $    1,859    $       (59)

Per share data:
Net income                                                 $     0.65    $      0.69     $      0.66     $     0.56    $      0.66
Cash dividends declared                                    $     0.23    $      0.23     $      0.22     $     0.22    $      0.22
Average common shares outstanding                           1,863,478      1,865,848       1,869,693      1,886,534      1,900,321

                               COMM BANCORP, INC.
                 DETAILS OF NET INTEREST AND NET INTEREST MARGIN
                 (IN THOUSANDS, FULLY TAXABLE EQUIVALENT BASIS)

Three months ended                        June 30,      March 31,       Dec. 31,      Sept. 30,       June 30,
                                            2005          2005            2004           2004           2004
Net interest income:
Interest income
Loans, net:
 Taxable                                 $   5,566      $   5,489      $   5,472      $   5,405      $   5,431
 Tax-exempt                                    526            500            368            290            315
  Total loans, net                           6,092          5,989          5,840          5,695          5,746
Investments:
 Taxable                                       489            563            611            502            510
 Tax-exempt                                    578            592            594            595            597
  Total investments                          1,067          1,155          1,205          1,097          1,107
Federal funds sold                              14                            42             68             22
  Total interest income                      7,173          7,144          7,087          6,860          6,875
Interest expense
 Deposits                                    2,363          2,380          2,431          2,323          2,240
 Borrowed funds                                 27             79              1
  Total interest expense                     2,390          2,459          2,432          2,323          2,240
  Net interest income                    $   4,783      $   4,685      $   4,655      $   4,537      $   4,635

Loans, net:
 Taxable                                      6.31%          6.21%          6.14%          6.13%          6.36%
 Tax-exempt                                   4.91%          4.85%          6.04%          4.83%          4.05%
  Total loans, net                            6.16%          6.07%          6.13%          6.05%          6.17%
Investments:
 Taxable                                      2.82%          2.85%          2.83%          3.02%          3.15%
 Tax-exempt                                   7.33%          7.65%          7.39%          7.40%          7.45%
  Total investments                           4.23%          4.20%          4.07%          4.45%          4.57%
Federal funds sold                            2.76%          2.62%          1.90%          1.42%          0.98%
  Total earning assets                        5.75%          5.66%          5.58%          5.55%          5.75%
Interest expense
 Deposits                                     2.36%          2.37%          2.34%          2.29%          2.27%
 Borrowed funds                               3.09%          2.62%          2.35%
  Total interest-bearing liabilities          2.37%          2.38%          2.34%          2.29%          2.27%
  Net interest spread                         3.38%          3.28%          3.24%          3.26%          3.48%
  Net interest margin                         3.84%          3.71%          3.66%          3.67%          3.88%

                               COMM BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                 June 30,     March 31,    Dec. 31,     Sept. 30,    June 30,
At period end                                      2005         2005         2004         2004         2004
Assets:
Cash and due from banks                          $ 16,400     $ 12,310     $ 11,802     $ 10,960     $  6,923
Federal funds sold                                 13,000                       900       15,900       17,100
Investment securities available-for-sale           97,336      109,804      118,756      111,522       99,639
Loans held for sale, net                            3,263        3,905        1,917        3,302        2,432
Loans, net of unearned income                     389,274      391,210      381,723      374,986      377,268
Less: Allowance for loan losses                     4,037        4,018        3,859        3,809        3,743
Net loans                                         385,237      387,192      377,864      371,177      373,525
Premises and equipment, net                        11,339       11,486       11,628       11,843       12,078
Other assets                                        5,763        5,534        5,455        5,242        5,554
  Total Assets                                   $532,338     $530,231     $528,322     $529,946     $517,251

Liabilities:
Deposits:
 Noninterest-bearing                             $ 73,397     $ 66,936     $ 67,714     $ 65,199     $ 63,405
 Interest-bearing                                 407,605      405,870      410,770      414,104      404,290
  Total deposits                                  481,002      472,806      478,484      479,303      467,695
Borrowed funds                                                   7,800
Other liabilities                                   2,434        1,933        2,520        3,204        3,112
  Total liabilities                               483,436      482,539      481,004      482,507      470,807


Stockholders' equity:
Common stock, par value $0.33 authorized
 12,000,000, issued 1,861,719; 1,865,848;
 1,864,391; 1,877,000; 1,888,151                      614          616          615          619          623
Capital surplus                                     6,780        6,734        6,675        6,658        6,637
Retained earnings                                  39,924       39,345       38,494       38,206       38,022
Accumulated other comprehensive income              1,584          997        1,534        1,956        1,162
  Total stockholders' equity                       48,902       47,692       47,318       47,439       46,444
  Total liabilities and stockholders' equity     $532,338     $530,231     $528,322     $529,946     $517,251

                               COMM BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                               June 30,     March 31,    Dec. 31,     Sept. 30,    June 30,
Average quarterly balances                       2005         2005         2004         2004         2004
Assets:
Loans, net:
 Taxable                                       $353,699     $358,544     $354,820     $350,602     $343,312
 Tax-exempt                                      42,926       41,828       24,231       23,910       31,278
  Total loans, net                              396,625      400,372      379,051      374,512      374,590
Investments:
 Taxable                                         69,644       80,009       85,853       66,088       65,145
 Tax-exempt                                      31,650       31,389       31,961       32,004       32,234
  Total investments                             101,294      111,398      117,814       98,092       97,379
Federal funds sold                                2,036           57        8,793       19,109        8,995
  Total earning assets                          499,955      511,827      505,658      491,713      480,964
Other assets                                     25,507       26,235       27,176       27,298       27,698
  Total assets                                 $525,462     $538,062     $532,834     $519,011     $508,662

Liabilities and stockholders' equity:
Deposits:
 Interest-bearing                              $401,620     $407,344     $413,706     $402,952     $396,265
 Noninterest-bearing                             70,327       68,322       68,832       66,268       61,824
  Total deposits                                471,947      475,666      482,538      469,220      458,089
Borrowed funds                                    3,508       12,234           60
Other liabilities                                 1,667        2,192        2,704        2,697        2,987
  Total liabilities                             477,122      490,092      485,302      471,917      461,076
Stockholders' equity                             48,340       47,970       47,532       47,094       47,586
Total liabilities and stockholders' equity     $525,462     $538,062     $532,834     $519,011     $508,662

                               COMM BANCORP, INC.
                               ASSET QUALITY DATA
                                 (IN THOUSANDS)

                                              June 30,    March 31,     Dec. 31,     Sept. 30,    June 30,
At quarter end                                  2005        2005          2004         2004         2004
Nonperforming assets:
 Nonaccrual/restructured loans                 $2,895       $2,115       $1,972       $2,105       $1,490
 Accruing loans past due 90 days or more          496          625          913          574          400
 Foreclosed assets                                221          221          399          257          210
Total nonperforming assets                     $3,612       $2,961       $3,284       $2,936       $2,100

Three months ended

Allowance for loan losses:
Beginning balance                              $4,018       $3,859       $3,809       $3,743       $3,652
Charge-offs                                       162          159          117          119          118
Recoveries                                         23           18           17           35           59
Provision for loan losses                         158          300          150          150          150
Ending balance                                 $4,037       $4,018       $3,859       $3,809       $3,743

SOURCE Comm Bancorp, Inc.
/Contact: MEDIA/INVESTORS, Scott A. Seasock, 570-586-0377 or fax, 570-587-3761, of Comm Bancorp, Inc.

Co: Comm Bancorp, Inc.
St: Pennsylvania
In: Fin

--------------------------------------------------------------------------------
Except for the historical information contained, herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties in the banking industry and overall economy. Such risks and uncertainties are detailed in the Company's Securities and Exchange Commission reports, including the Annual Report on Form 10-K and quarterly reports on Form 10-Q.
--------------------------------------------------------------------------------